Important Notice
The information included in this financial supplement is unaudited and intended for informational purposes only.

AHL is a subsidiary of Apollo Global Management, Inc. The financial statements and exhibits included in this financial supplement should be read in conjunction with AHL’s reports and other filings with the US Securities and Exchange Commission, including its reports on Form 10-K, Form 10-Q and Form 8-K. This financial supplement does not constitute an offer to sell, or the solicitation of an offer to buy, any security of AHL, and nothing in this financial supplement shall in any way be relied on in connection with investment decisions. Each recipient of the information contained in this financial supplement is responsible for making its own independent assessment of the business, financial condition, prospects, status and affairs of AHL.

AHL undertakes no obligation to update or correct the information in this financial supplement. AHL makes no representation or warranty, express or implied, with respect to the fairness, correctness, accuracy, reasonableness or completeness of any of the information contained in this financial supplement. AHL does not accept any liability whatsoever for any direct, indirect or consequential losses (in contract, tort or otherwise) arising from the use of this financial supplement or its contents or any reliance on the information contained herein.

This financial supplement includes certain non-GAAP measures, including net investment earnings, cost of funds, other operating expenses, spread related earnings, net investment spread, net spread, adjusted AHL common stockholder’s equity, adjusted leverage ratio, net invested assets, net reserve liabilities, spread related earnings - excluding notable items, net investment spread - excluding notable items and net spread - excluding notable items. Management believes the use of these non-GAAP measures (which are defined and discussed in greater detail and reconciled elsewhere in this financial supplement), together with the relevant GAAP measures, provides information that may enhance an investor’s understanding of AHL’s results of operations and the underlying profitability drivers of AHL’s business. These measures should be considered supplementary to AHL’s results in accordance with US GAAP and should not be viewed as a substitute for the corresponding US GAAP measures.

Under the statutory accounting guidance for the principles-based bond definition, certain debt securities are required to be accounted for as non-bond debt securities. These non-bond debt securities are required to be filed with and designated by the NAIC. Our non-bond debt securities that have not received a designation are presented as “Non-designated” within the NAIC rating tables in this financial supplement. “Non-designated” status is not an indication of the quality of a security.

Financial Highlights Unaudited (in millions, except percentages)

	Quarterly Trends					Δ		Year-to-Date		Δ
	2Q’25	3Q’25	4Q’25	1Q’26	2Q’26	Q/Q	Y/Y	2025	2026	Y/Y
SELECTED INCOME STATEMENT DATA
GAAP
Net income (loss) available to AHL common stockholder	$503	$1,223	$488	$(1,973)	$953	NM	89%	$923	$(1,020)	NM
Return on assets	0.51%	1.17%	0.45%	(1.77)%	0.83%	NM	32 bps	0.48%	(0.45)%	(93) bps

NON-GAAP
Spread related earnings	$820	$872	$865	$719	$877	22%	7%	$1,624	$1,596	(2)%
Net spread	1.22%	1.24%	1.20%	0.97%	1.14%	17 bps	(8) bps	1.24%	1.06%	(18) bps
Net investment spread	1.58%	1.60%	1.58%	1.34%	1.47%	13 bps	(11) bps	1.62%	1.41%	(21) bps
Spread related earnings, excluding notable items[1]	$820	$847	$865	$719	$877	22%	7%	$1,646	$1,596	(3)%
Net spread, excluding notable items[1]	1.22%	1.21%	1.20%	0.97%	1.14%	17 bps	(8) bps	1.26%	1.06%	(20) bps
Net investment spread, excluding notable items[1]	1.58%	1.57%	1.58%	1.34%	1.47%	13 bps	(11) bps	1.64%	1.41%	(23) bps

Alternative net investment income delta to long-term expectation[2]	$36	$37	$28	$188	$76			$65	$264
Alternative net return delta to long-term expectation	1.14%	1.12%	0.81%	5.21%	1.96%			0.95%	3.51%
Impact to net spread	0.05%	0.05%	0.04%	0.25%	0.10%			0.05%	0.17%

SELECTED BALANCE SHEET DATA
GAAP
Total assets	$405,309	$429,915	$442,205	$447,804	$472,879	6%	17%	$405,309	$472,879	17%
Goodwill	4,075	4,072	4,072	4,079	4,079	—%	—%	4,075	4,079	—%
Total liabilities	376,105	396,874	406,567	414,104	438,074	6%	16%	376,105	438,074	16%
Debt	7,864	7,856	7,848	7,840	7,832	—%	—%	7,864	7,832	—%
Total Athene Holding Ltd. stockholders' equity	18,148	20,411	20,492	17,848	18,556	4%	2%	18,148	18,556	2%
Leverage ratio	39.7%	36.5%	36.4%	40.1%	39.0%	NM	(70) bps	39.7%	39.0%	(70) bps

NON-GAAP
Gross invested assets	$361,795	$377,180	$386,973	$396,834	$413,598	4%	14%	$361,795	$413,598	14%
Invested assets – ACRA noncontrolling interests	(86,755)	(91,006)	(94,559)	(96,544)	(99,508)	3%	15%	(86,755)	(99,508)	15%
Net invested assets	275,040	286,174	292,414	300,290	314,090	5%	14%	275,040	314,090	14%
Net reserve liabilities	254,572	266,451	271,233	279,189	293,298	5%	15%	254,572	293,298	15%
Cash collateral posted by Athene	2,076	2,069	2,500	2,594	3,001	16%	45%	2,076	3,001	45%
Notional debt	7,775	7,775	7,775	7,775	7,775	—%	—%	7,775	7,775	—%
Adjusted Athene Holding Ltd. common stockholder’s equity[3]	22,212	22,924	22,843	20,955	21,900	5%	(1)%	22,212	21,900	(1)%
Adjusted leverage ratio[3]	24.9%	24.3%	24.4%	25.9%	25.1%	(80) bps	20 bps	24.9%	25.1%	20 bps

INFLOWS DATA
Gross organic inflows	$21,232	$22,616	$12,687	$19,747	$22,069	12%	4%	$46,795	$41,816	(11)%
Gross inorganic inflows	—	—	1,340	—	—	NM	NM	—	—	NM
Total gross inflows	$21,232	$22,616	$14,027	$19,747	$22,069	12%	4%	$46,795	$41,816	(11)%

Note: “NM” represents changes that are not meaningful. Please refer to the Defined Terms section for the description of key terms. Please refer to the Notes to the Financial Supplement section for discussion on non-GAAP metrics and the Non-GAAP Measure Reconciliations section for reconciliations of non-GAAP metrics. 1. Notable items include unusual variability such as actuarial experience, assumption updates and other insurance adjustments. 2. Refers to the amount that as-reported alternative net investment income is below (above) management's long-term expectation of an 11% average annual return. Management’s long-term expectation is based on historical experience and provides investors with supplemental information for period-to-period comparability as well as a basis for developing expectations of future performance. There is no assurance that management’s expected long-term average annual return will be achieved. Actual results may differ materially. 3. The decrease in adjusted Athene Holding Ltd. common stockholder’s equity and resulting increase in adjusted leverage ratio in 1Q’26 was primarily driven by a one-time tax expense of $1.7 billion due to the revocation of ACRA’s election to be subject to Bermuda CIT as a result of updated guidance issued during the quarter, which led to the recognition of a full valuation allowance against the remaining Bermuda deferred tax assets established in 4Q’23 when Bermuda CIT was enacted.

Condensed Consolidated Statements of Income (Loss) (GAAP view) Unaudited (in millions, except percentages)

	Quarterly Trends					Δ		Year-to-Date		Δ
	2Q’25	3Q’25	4Q’25	1Q’26	2Q’26	Q/Q	Y/Y	2025	2026	Y/Y
REVENUES
Premiums	$107	$117	$2,277	$217	$170	(22)%	59%	$234	$387	65%
Product charges	274	292	306	281	299	6%	9%	539	580	8%
Net investment income	4,429	4,672	4,755	4,769	4,988	5%	13%	8,420	9,757	16%
Investment related gains (losses)	(5)	2,254	123	(2,078)	2,989	NM	NM	(833)	911	NM
Other revenues	6	6	9	4	4	—%	(33)%	10	8	(20)%
Revenues of consolidated variable interest entities
Net investment income	80	92	32	68	43	(37)%	(46)%	157	111	(29)%
Investment related gains (losses)	468	565	632	407	659	62%	41%	1,018	1,066	5%
Total revenues	5,359	7,998	8,134	3,668	9,152	150%	71%	9,545	12,820	34%

BENEFITS AND EXPENSES
Interest sensitive contract benefits	3,428	4,164	3,003	1,591	5,714	259%	67%	4,922	7,305	48%
Future policy and other policy benefits	527	613	2,752	639	594	(7)%	13%	1,068	1,233	15%
Market risk benefits remeasurement (gains) losses	(111)	131	47	259	(24)	NM	78%	274	235	(14)%
Amortization of deferred acquisition costs, deferred sales inducements and value of business acquired	292	355	328	337	350	4%	20%	559	687	23%
Policy and other operating expenses	571	591	627	651	614	(6)%	8%	1,136	1,265	11%
Total benefits and expenses	4,707	5,854	6,757	3,477	7,248	108%	54%	7,959	10,725	35%
Income before income taxes	652	2,144	1,377	191	1,904	NM	192%	1,586	2,095	32%
Income tax expense (benefit)	(34)	266	479	1,673	217	(87)%	NM	141	1,890	NM
Net income (loss)	686	1,878	898	(1,482)	1,687	NM	146%	1,445	205	(86)%
Less: Net income attributable to noncontrolling interests	222	619	375	456	698	53%	214%	516	1,154	124%
Net income (loss) attributable to Athene Holding Ltd. stockholders	464	1,259	523	(1,938)	989	NM	113%	929	(949)	NM
Less: Preferred stock dividends	45	36	35	35	36	3%	(20)%	90	71	(21)%
Add: Preferred stock redemption	84	—	—	—	—	NM	NM	84	—	NM
Net income (loss) available to Athene Holding Ltd. common stockholder	$503	$1,223	$488	$(1,973)	$953	NM	89%	$923	$(1,020)	NM

Spread Related Earnings (Management view) Unaudited (in millions, except percentages)

	Quarterly Trends					Δ		Year-to-Date		Δ
	2Q’25	3Q’25	4Q’25	1Q’26	2Q’26	Q/Q	Y/Y	2025	2026	Y/Y
SPREAD RELATED EARNINGS
Fixed income and other net investment income	$3,180	$3,425	$3,505	$3,551	$3,686	4%	16%	$6,096	$7,237	19%
Alternative net investment income	319	321	344	210	348	66%	9%	634	558	(12)%
Net investment earnings	3,499	3,746	3,849	3,761	4,034	7%	15%	6,730	7,795	16%
Strategic capital management fees	32	35	35	36	37	3%	16%	61	73	20%
Cost of funds	(2,470)	(2,661)	(2,742)	(2,807)	(2,942)	5%	19%	(4,680)	(5,749)	23%
Net investment spread	1,061	1,120	1,142	990	1,129	14%	6%	2,111	2,119	—%
Other operating expenses	(109)	(108)	(119)	(118)	(111)	(6)%	2%	(225)	(229)	2%
Interest and other financing costs	(132)	(140)	(158)	(153)	(141)	(8)%	7%	(262)	(294)	12%
Spread related earnings	$820	$872	$865	$719	$877	22%	7%	$1,624	$1,596	(2)%

Fixed income and other net investment earned rate	4.97%	5.12%	5.08%	5.04%	5.05%	1 bp	8 bps	4.89%	5.04%	15 bps
Alternative net investment earned rate	9.86%	9.88%	10.19%	5.79%	9.04%	NM	(82) bps	10.05%	7.49%	NM
Net investment earned rate	5.21%	5.34%	5.32%	5.08%	5.25%	17 bps	4 bps	5.14%	5.16%	2 bps
Strategic capital management fees	0.05%	0.05%	0.05%	0.05%	0.05%	0 bps	0 bps	0.05%	0.05%	0 bps
Cost of funds	(3.68)%	(3.79)%	(3.79)%	(3.79)%	(3.83)%	4 bps	15 bps	(3.57)%	(3.80)%	23 bps
Net investment spread	1.58%	1.60%	1.58%	1.34%	1.47%	13 bps	(11) bps	1.62%	1.41%	(21) bps
Other operating expenses	(0.16)%	(0.15)%	(0.16)%	(0.16)%	(0.14)%	(2) bps	(2) bps	(0.17)%	(0.15)%	(2) bps
Interest and other financing costs	(0.20)%	(0.21)%	(0.22)%	(0.21)%	(0.19)%	(2) bps	(1) bp	(0.21)%	(0.20)%	(1) bp
Spread related earnings	1.22%	1.24%	1.20%	0.97%	1.14%	17 bps	(8) bps	1.24%	1.06%	(18) bps

Average net invested assets - fixed income and other	$255,789	$267,607	$275,769	$281,872	$291,771	4%	14%	$249,407	$287,363	15%
Average net invested assets - alternatives	12,914	13,000	13,526	14,480	15,419	6%	19%	12,610	14,902	18%
Average net invested assets	$268,703	$280,607	$289,295	$296,352	$307,190	4%	14%	$262,017	$302,265	15%

Note: Please refer to the Notes to the Financial Supplement section for discussion on spread related earnings.

Reconciliation of Earnings Measures Unaudited (in millions, except percentages)

	Quarterly Trends					Δ		Year-to-Date		Δ
	2Q’25	3Q’25	4Q’25	1Q’26	2Q’26	Q/Q	Y/Y	2025	2026	Y/Y
RECONCILIATION OF NET INCOME (LOSS) AVAILABLE TO ATHENE HOLDING LTD. COMMON STOCKHOLDER TO SPREAD RELATED EARNINGS
Net income (loss) available to Athene Holding Ltd. common stockholder	$503	$1,223	$488	$(1,973)	$953	NM	89%	$923	$(1,020)	NM
Less: Preferred stock redemption	84	—	—	—	—	NM	NM	84	—	NM
Add: Preferred stock dividends	45	36	35	35	36	3%	(20)%	90	71	(21)%
Add: Net income attributable to noncontrolling interests	222	619	375	456	698	53%	214%	516	1,154	124%
Net income (loss)	686	1,878	898	(1,482)	1,687	NM	146%	1,445	205	(86)%
Income tax expense (benefit)	(34)	266	479	1,673	217	(87)%	NM	141	1,890	NM
Income before income taxes	652	2,144	1,377	191	1,904	NM	192%	1,586	2,095	32%
Realized gains (losses) on sale of AFS securities and mortgage loans	(61)	(51)	(367)	(214)	300	NM	NM	(204)	86	NM
Unrealized, allowances and other investment gains (losses)	(513)	373	238	(430)	(335)	22%	35%	(340)	(765)	NM
Change in fair value of reinsurance assets	46	121	26	(66)	39	NM	(15)%	148	(27)	NM
Offsets to investment gains (losses)	19	20	17	14	19	36%	—%	38	33	(13)%
Investment gains (losses), net of offsets	(509)	463	(86)	(696)	23	NM	NM	(358)	(673)	(88)%
Change in fair values of derivatives and embedded derivatives - indexed annuities	27	267	104	90	319	254%	NM	(68)	409	NM
Non-operating change in funding agreements	(4)	33	63	17	(20)	NM	NM	4	(3)	NM
Change in fair value of market risk benefits	122	(123)	1	(148)	55	NM	(55)%	(175)	(93)	47%
Non-operating change in liability for future policy benefits	4	(3)	(33)	(1)	4	NM	—%	21	3	(86)%
Non-operating change in insurance liabilities and related derivatives	149	174	135	(42)	358	NM	140%	(218)	316	NM
Integration, restructuring and other non-operating items	(32)	(36)	(23)	(33)	(41)	24%	28%	(62)	(74)	19%
Stock compensation expense	(11)	(13)	(14)	(10)	(12)	20%	9%	(22)	(22)	—%
Preferred stock dividends	45	36	35	35	36	3%	(20)%	90	71	(21)%
Noncontrolling interests - pre-tax income and VIE adjustments	190	648	465	218	663	204%	249%	532	881	66%
Less: Total adjustments to income before income taxes	(168)	1,272	512	(528)	1,027	NM	NM	(38)	499	NM
Spread related earnings	$820	$872	$865	$719	$877	22%	7%	$1,624	$1,596	(2)%

Note: Please refer to the Notes to the Financial Supplement section for discussion on spread related earnings.

Net Flows & Outflows Attributable to Athene by Type Unaudited (in millions, except percentages)

	Quarterly Trends					Δ		Year-to-Date		Δ
	2Q’25	3Q’25	4Q’25	1Q’26	2Q’26	Q/Q	Y/Y	2025	2026	Y/Y
NET FLOWS
Retail	$7,256	$10,046	$7,343	$7,270	$12,267	69%	69%	$16,738	$19,537	17%
Flow reinsurance	2,031	2,542	1,665	2,603	3,763	45%	85%	6,964	6,366	(9)%
Funding agreements[1]	11,707	9,724	2,800	8,531	5,718	(33)%	(51)%	22,851	14,249	(38)%
Pension group annuities	1	—	746	—	—	NM	NM	5	—	NM
Other spread products[2]	237	304	133	1,343	321	(76)%	35%	237	1,664	NM
Gross organic inflows	21,232	22,616	12,687	19,747	22,069	12%	4%	46,795	41,816	(11)%
Gross inorganic inflows[3]	—	—	1,340	—	—	NM	NM	—	—	NM
Total gross inflows	21,232	22,616	14,027	19,747	22,069	12%	4%	46,795	41,816	(11)%
Gross outflows[4]	(7,230)	(10,638)	(9,268)	(10,768)	(10,141)	(6)%	40%	(15,622)	(20,909)	34%
Net flows	$14,002	$11,978	$4,759	$8,979	$11,928	33%	(15)%	$31,173	$20,907	(33)%

Inflows attributable to Athene	$15,838	$17,138	$10,142	$15,957	$17,095	7%	8%	$35,956	$33,052	(8)%
Inflows attributable to ADIP[5]	5,019	4,962	3,515	3,453	4,402	27%	(12)%	9,975	7,855	(21)%
Inflows ceded to third-party reinsurers	375	516	370	337	572	70%	53%	864	909	5%
Total gross inflows	$21,232	$22,616	$14,027	$19,747	$22,069	12%	4%	$46,795	$41,816	(11)%

Outflows attributable to Athene	$(5,813)	$(9,181)	$(7,714)	$(8,612)	$(7,608)	(12)%	31%	$(12,830)	$(16,220)	26%
Outflows attributable to ADIP[5]	(1,417)	(1,457)	(1,554)	(2,156)	(2,533)	17%	79%	(2,792)	(4,689)	68%
Total gross outflows[4]	$(7,230)	$(10,638)	$(9,268)	$(10,768)	$(10,141)	(6)%	40%	$(15,622)	$(20,909)	34%

OUTFLOWS ATTRIBUTABLE TO ATHENE BY TYPE
Maturity-driven, contractual-based outflows[6,12]	$(2,389)	$(5,525)	$(3,641)	$(4,960)	$(3,921)	(21)%	64%	$(5,924)	$(8,881)	50%
Policyholder-driven outflows[7]	(3,424)	(3,656)	(4,073)	(3,652)	(3,687)	1%	8%	(6,906)	(7,339)	6%
Income oriented withdrawals (planned)[8]	(1,609)	(1,660)	(1,922)	(1,845)	(1,717)	(7)%	7%	(3,289)	(3,562)	8%
From policies out-of-surrender-charge (planned)[9]	(1,025)	(1,093)	(1,198)	(1,089)	(1,120)	3%	9%	(2,083)	(2,209)	6%
From policies in-surrender-charge (unplanned)[10]	(790)	(903)	(953)	(718)	(850)	18%	8%	(1,534)	(1,568)	2%
Core outflows	(5,813)	(9,181)	(7,714)	(8,612)	(7,608)	(12)%	31%	(12,830)	(16,220)	26%
Strategic reinsurance transactions	—	—	—	—	—	NM	NM	—	—	NM
Outflows attributable to Athene	$(5,813)	$(9,181)	$(7,714)	$(8,612)	$(7,608)	(12)%	31%	$(12,830)	$(16,220)	26%

Annualized rate[11]
Maturity-driven, contractual-based outflows[6,12]	(3.6)%	(7.9)%	(5.0)%	(6.7)%	(5.1)%	NM	150 bps	(4.5)%	(5.9)%	140 bps
Policyholder-driven outflows[7]	(5.1)%	(5.2)%	(5.7)%	(4.9)%	(4.8)%	(10) bps	(30) bps	(5.3)%	(4.8)%	(50) bps
Income oriented withdrawals (planned)[8]	(2.4)%	(2.4)%	(2.7)%	(2.5)%	(2.2)%	(30) bps	(20) bps	(2.5)%	(2.3)%	(20) bps
From policies out-of-surrender-charge (planned)[9]	(1.5)%	(1.5)%	(1.7)%	(1.5)%	(1.5)%	0 bps	0 bps	(1.6)%	(1.5)%	(10) bps
From policies in-surrender-charge (unplanned)[10]	(1.2)%	(1.3)%	(1.3)%	(0.9)%	(1.1)%	20 bps	(10) bps	(1.2)%	(1.0)%	(20) bps
Core outflows	(8.7)%	(13.1)%	(10.7)%	(11.6)%	(9.9)%	NM	120 bps	(9.8)%	(10.7)%	90 bps
Strategic reinsurance transactions	—%	—%	—%	—%	—%	NM	NM	—%	—%	NM
Outflows attributable to Athene	(8.7)%	(13.1)%	(10.7)%	(11.6)%	(9.9)%	NM	120 bps	(9.8)%	(10.7)%	90 bps

1. Funding agreements represent funding agreements issued under our FABN program, secured and other funding agreements, which include our FABR program and direct funding agreements, funding agreements issued to the FHLB and long-term repurchase agreements. 2. Other spread product inflows include guaranteed investment and group annuity contracts issued in connection with defined contribution plans, stable value group annuity contracts and structured settlements. 3. Gross inorganic inflows represent acquisitions and block reinsurance transactions. On October 1, 2025, we entered into an agreement with a Japanese counterparty to reinsure a small block of whole life insurance policies on a coinsurance basis. In conjunction with the transaction, we entered into an agreement with a leading mortality reinsurer to retrocede the mortality risk related to this block of business. 4. Gross outflows include full and partial policyholder withdrawals on deferred annuities, death benefits, pension group annuity benefit payments, payments on payout annuities and payments related to interest, maturities and repurchases of funding agreements. 5. ADIP represents the noncontrolling interests in business ceded to ACRA. 6. Represents outflows from funding agreements, pension group annuities and multi-year guarantee fixed annuities, all of which occur based on defined maturities or substantially lapse upon reaching their contractual term. Amounts may vary on a quarterly basis, based on the timing of original issuance. 7. Represents outflows from indexed annuities and other applicable products, which have varying degrees of predictability due to policyholder actions. 8. Represents partial annuity withdrawals to meet retirement income needs within contractual annual limits. 9. Represents outflows from policies that no longer have an active surrender charge in force. 10. Represents outflows from policies with an active surrender charge in force. 11. The outflow rate is calculated as outflows attributable to Athene divided by average net invested assets for the respective period, on an annualized basis. 12. 2Q’25 outflows exclude maturities of long-term repurchase agreements of $1.1 billion, or a rate of 1.6% for the respective period on an annualized basis, which may be renewed upon joint agreement of the parties based on a variety of factors.

Condensed Consolidated Balance Sheets Unaudited (in millions, except percentages)

	December 31, 2025	June 30, 2026	Δ
ASSETS
Investments
Available-for-sale securities, at fair value	$192,597	$196,763	2%
Trading securities, at fair value	6,409	6,318	(1)%
Equity securities, at fair value	822	697	(15)%
Mortgage loans, at fair value	91,918	99,974	9%
Investment funds	108	276	156%
Policy loans	301	293	(3)%
Funds withheld at interest	15,413	13,787	(11)%
Derivative assets	9,190	11,034	20%
Short-term investments	175	230	31%
Other investments	4,148	4,470	8%
Total investments	321,081	333,842	4%
Cash and cash equivalents	14,994	21,957	46%
Restricted cash	1,332	1,583	19%
Investments in related parties
Available-for-sale securities, at fair value	26,444	33,292	26%
Trading securities, at fair value	454	1,290	184%
Equity securities, at fair value	266	—	NM
Mortgage loans, at fair value	1,486	1,549	4%
Investment funds	2,149	3,243	51%
Funds withheld at interest	4,215	3,802	(10)%
Short-term investments	18	18	—%
Other investments, at fair value	344	333	(3)%
Accrued investment income	3,395	4,015	18%
Reinsurance recoverable	10,282	10,929	6%
Deferred acquisition costs, deferred sales inducements and value of business acquired	8,634	9,279	7%
Goodwill	4,072	4,079	—%
Other assets	11,950	11,411	(5)%
Assets of consolidated variable interest entities
Investments
Trading securities, at fair value	3,120	2,103	(33)%
Mortgage loans, at fair value	2,140	2,058	(4)%
Investment funds, at fair value	24,070	26,798	11%
Other investments	844	925	10%
Cash and cash equivalents	569	171	(70)%
Other assets	346	202	(42)%
Total assets	$442,205	$472,879	7%

Condensed Consolidated Balance Sheets, continued Unaudited (in millions, except percentages)

	December 31, 2025	June 30, 2026	Δ
LIABILITIES
Interest sensitive contract liabilities	$315,889	$344,593	9%
Future policy benefits	50,264	48,241	(4)%
Market risk benefits	4,930	5,283	7%
Debt	7,848	7,832	—%
Derivative liabilities	5,742	6,241	9%
Payables for collateral on derivatives and securities to repurchase	11,085	11,199	1%
Other liabilities	9,097	13,284	46%
Liabilities of consolidated variable interest entities	1,712	1,401	(18)%
Total liabilities	406,567	438,074	8%

EQUITY
Preferred stock	—	—	NM
Common stock	—	—	NM
Additional paid-in capital	19,238	19,329	—%
Retained earnings	3,895	2,440	(37)%
Accumulated other comprehensive loss	(2,641)	(3,213)	(22)%
Total Athene Holding Ltd. stockholders' equity	20,492	18,556	(9)%
Noncontrolling interests	15,146	16,249	7%
Total equity	35,638	34,805	(2)%
Total liabilities and equity	$442,205	$472,879	7%

Net Invested Assets (Management view) & Agency Ratings Unaudited (in millions, except percentages)

	December 31, 2025		June 30, 2026
	Invested Asset Value[1]	Percentage of Total	Invested Asset Value[1]	Percentage of Total
NET INVESTED ASSETS
Corporate	$86,664	29.6%	$89,692	28.5%
CLO	25,401	8.7%	21,897	7.0%
Credit	112,065	38.3%	111,589	35.5%
CML	31,789	10.9%	38,930	12.4%
RML	43,326	14.8%	42,786	13.6%
RMBS	7,592	2.6%	7,056	2.2%
CMBS	9,877	3.4%	9,414	3.0%
Real estate	92,584	31.7%	98,186	31.2%
ABS	38,417	13.1%	44,155	14.1%
Alternative investments	13,868	4.7%	15,745	5.0%
State, municipal, political subdivisions and foreign government	3,081	1.0%	3,024	1.0%
Equity securities	2,039	0.7%	1,797	0.6%
Short-term investments	207	0.1%	242	0.1%
US government and agencies	14,225	4.9%	19,724	6.3%
Other investments	71,837	24.5%	84,687	27.1%
Cash and cash equivalents	10,490	3.6%	13,512	4.3%
Other	5,438	1.9%	6,116	1.9%
Net invested assets	$292,414	100.0%	$314,090	100.0%

	A.M. Best	S&P Global	Fitch	Moody’s
FINANCIAL STRENGTH RATINGS
Athene Annuity and Life Company	A+	A+	A+	A1
Athene Annuity & Life Assurance Company of New York	A+	A+	A+	A1
Athene Life Insurance Company of New York	A+	NR	NR	NR
Athene Annuity Re Ltd.	A+	A+	A+	A1
Athene Life Re Ltd.	A+	A+	A+	A1
Athene Life Re International Ltd.	A+	A+	A+	A1
Athene Co-Invest Reinsurance Affiliate 1A Ltd. and Athene Co-Invest Reinsurance Affiliate 1B Ltd.	A+	A+	A+	A1
Athene Co-Invest Reinsurance Affiliate 2A Ltd. and Athene Co-Invest Reinsurance Affiliate 2B Ltd.	A+	A+	A+	A1
Athene Co-Invest Reinsurance Affiliate International Ltd.	A+	A+	A+	A1

CREDIT RATINGS
Athene Holding Ltd.	a-	A-	A-	NR
Senior notes	a-	A-	BBB+	Baa1
Subordinated notes	NR	BBB	BBB-	Baa2

1. Please refer to the Notes to the Financial Supplement section for discussion on net invested assets, and the Non-GAAP Measure Reconciliations section for the reconciliation of investments, including related parties, to net invested assets. Net invested assets include our economic ownership of ACRA investments but do not include the investments associated with the noncontrolling interests.

Net Alternative Investments (Management view) Unaudited (in millions, except percentages)

	December 31, 2025		June 30, 2026
	Invested Asset Value[1]	Percentage of Total	Invested Asset Value[1]	Percentage of Total
NET ALTERNATIVE INVESTMENTS
Origination platforms
Wheels	$739	5.3%	$763	4.8%
Redding Ridge	645	4.7%	701	4.5%
MidCap Financial	588	4.2%	600	3.8%
Aqua Finance	319	2.3%	336	2.1%
Skylign	344	2.5%	351	2.2%
Apterra	531	3.8%	502	3.2%
Atlas	560	4.0%	631	4.0%
Cadma	271	1.9%	309	2.0%
Other	733	5.3%	828	5.3%
Origination platforms	4,730	34.0%	5,021	31.9%
Apollo and other investments
Real assets	1,701	12.3%	1,522	9.6%
Private equity	1,086	7.8%	1,128	7.2%
Structured equity and other	927	6.7%	3,200	20.3%
Equity	3,714	26.8%	5,850	37.1%
Credit	2,125	15.3%	910	5.8%
Liquid assets and other	770	5.6%	327	2.1%
Apollo and other investments	6,609	47.7%	7,087	45.0%
Total AAA	11,339	81.7%	12,108	76.9%
Retirement Services
Athora	1,124	8.1%	2,012	12.8%
Venerable	356	2.6%	360	2.3%
Retirement Services	1,480	10.7%	2,372	15.1%
Apollo and other investments
Equity	617	4.5%	560	3.5%
Credit	417	3.0%	601	3.8%
Other	15	0.1%	104	0.7%
Apollo and other investments	1,049	7.6%	1,265	8.0%
Total Non AAA	2,529	18.3%	3,637	23.1%
Net alternative investments[2]	$13,868	100.0%	$15,745	100.0%

1. Please refer to the Notes to the Financial Supplement section for discussion on net invested assets, including net alternative investments, and the Non-GAAP Measure Reconciliations section for the reconciliations of investments, including related parties, to net invested assets and investment funds, including related parties and consolidated VIEs, to net alternative investments. Net invested assets include our economic ownership of ACRA investments but do not include the investments associated with the noncontrolling interests. Net alternative invested asset values reflect Athene’s ownership of AAA and AAA Lux. Athene’s combined net ownership percentage of AAA and AAA Lux was approximately 43% and 45% as of June 30, 2026 and December 31, 2025, respectively. 2. Net alternative investments do not correspond to total investment funds, including related parties and consolidated VIEs, on our condensed consolidated balance sheets. Net alternative investments adjusts the GAAP presentation to include investment funds included in our funds withheld at interest and modco reinsurance portfolios and VIE adjustments and exclude other investments. Net alternative investments include our economic ownership of ACRA investments but do not include the investments associated with the noncontrolling interests.

Credit Quality of Securities Unaudited (in millions, except percentages)

	December 31, 2025		June 30, 2026
CREDIT QUALITY OF AFS SECURITIES (GAAP VIEW)	Fair Value	Percentage of Total	Fair Value	Percentage of Total
NAIC designation
1 A-G	$121,234	55.4%	$131,056	57.0%
2 A-C	91,503	41.8%	93,724	40.7%
Total investment grade	212,737	97.2%	224,780	97.7%
3 A-C	3,356	1.5%	2,967	1.3%
4 A-C	1,732	0.8%	1,517	0.7%
5 A-C	487	0.2%	334	0.1%
6	697	0.3%	407	0.2%
Non-designated	32	—%	50	—%
Total below investment grade	6,304	2.8%	5,275	2.3%
Total AFS securities including related parties	$219,041	100.0%	$230,055	100.0%

NRSRO designation
AAA/AA/A	$114,983	52.5%	$125,230	54.4%
BBB	87,497	39.9%	90,610	39.4%
Non-rated[1]	8,493	3.9%	7,349	3.2%
Total investment grade	210,973	96.3%	223,189	97.0%
BB	2,976	1.4%	2,485	1.1%
B	1,722	0.8%	1,594	0.7%
CCC	1,652	0.7%	1,429	0.6%
CC and lower	436	0.2%	405	0.2%
Non-rated[1]	1,282	0.6%	953	0.4%
Total below investment grade	8,068	3.7%	6,866	3.0%
Total AFS securities including related parties	$219,041	100.0%	$230,055	100.0%

1. Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security’s respective NAIC designation. With respect to modeled LBaSS, the NAIC designation methodology differs in significant respects from the NRSRO ratings methodology. The NRSRO ratings methodology is focused on the likelihood of recovery of all contractual payments, including principal at par regardless of entry price, while the NAIC designation methodology considers an investment at amortized cost, and the likelihood of recovery of that book value. We view the NAIC designation methodology as the most appropriate way to view our AFS portfolio when evaluating credit risk since a portion of our holdings were purchased at a significant discount to par.

Credit Quality of Net Invested Assets (Management view) Unaudited (in millions, except percentages)

	December 31, 2025		June 30, 2026			December 31, 2025		June 30, 2026
	Invested Asset Value[1]	Percentage of Total	Invested Asset Value[1]	Percentage of Total		Invested Asset Value[1]	Percentage of Total	Invested Asset Value[1]	Percentage of Total
CREDIT QUALITY OF NET INVESTED ASSETS					CREDIT QUALITY OF NET INVESTED ASSETS
NAIC designation					NRSRO designation
1 A-G	$100,710	54.3%	$108,949	55.8%	AAA/AA/A	$93,681	50.5%	$102,346	52.4%
2 A-C	77,217	41.6%	80,064	41.0%	BBB	72,669	39.2%	75,998	38.9%
Non-designated	415	0.2%	395	0.2%	Non-rated[2]	10,069	5.4%	9,295	4.8%
Total investment grade	178,342	96.1%	189,408	97.0%	Total investment grade	176,419	95.1%	187,639	96.1%
3 A-C	4,007	2.2%	3,401	1.8%	BB	3,614	1.9%	2,909	1.5%
4 A-C	1,431	0.8%	1,261	0.7%	B	1,445	0.8%	1,363	0.7%
5 A-C	644	0.3%	460	0.2%	CCC	1,769	1.0%	1,518	0.8%
6	917	0.5%	593	0.3%	CC and lower	770	0.4%	744	0.4%
Non-designated	123	0.1%	81	—%	Non-rated[2]	1,447	0.8%	1,031	0.5%
Total below investment grade	7,122	3.9%	5,796	3.0%	Total below investment grade	9,045	4.9%	7,565	3.9%
Total NAIC designated assets[3]	185,464	100.0%	195,204	100.0%	Total NRSRO designated assets[3]	185,464	100.0%	195,204	100.0%

Assets without NAIC designation					Assets without NRSRO designation
Commercial mortgage loans					Commercial mortgage loans
CM1	4,091	12.9%	3,979	10.2%	CM1	4,091	12.9%	3,979	10.2%
CM2	21,476	67.6%	27,097	69.6%	CM2	21,476	67.6%	27,097	69.6%
CM3	5,592	17.6%	7,216	18.5%	CM3	5,592	17.6%	7,216	18.5%
CM4	293	0.9%	473	1.2%	CM4	293	0.9%	473	1.2%
CM5	258	0.8%	101	0.3%	CM5	258	0.8%	101	0.3%
CM6	53	0.1%	48	0.1%	CM6	53	0.1%	48	0.1%
CM7	26	0.1%	16	0.1%	CM7	26	0.1%	16	0.1%
Total CMLs	31,789	100.0%	38,930	100.0%	Total CMLs	31,789	100.0%	38,930	100.0%
Residential mortgage loans					Residential mortgage loans
In good standing	42,512	98.1%	42,115	98.4%	In good standing	42,512	98.1%	42,115	98.4%
90 days late	563	1.3%	432	1.0%	90 days late	563	1.3%	432	1.0%
In foreclosure	251	0.6%	239	0.6%	In foreclosure	251	0.6%	239	0.6%
Total RMLs	43,326	100.0%	42,786	100.0%	Total RMLs	43,326	100.0%	42,786	100.0%
Alternative investments	13,868		15,745		Alternative investments	13,868		15,745
Cash and cash equivalents	10,490		13,512		Cash and cash equivalents	10,490		13,512
Equity securities	2,039		1,797		Equity securities	2,039		1,797
Other[4]	5,438		6,116		Other[4]	5,438		6,116
Net invested assets	$292,414		$314,090		Net invested assets	$292,414		$314,090

1. Please refer to the Notes to the Financial Supplement section for discussion on net invested assets and the Non-GAAP Measure Reconciliations section for the reconciliation of total investments, including related parties, to net invested assets. 2. Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security’s respective NAIC designation. With respect to modeled LBaSS, the NAIC designation methodology differs in significant respects from the NRSRO ratings methodology. 3. NAIC and NRSRO designations include corporate securities, CLO, RMBS, CMBS, ABS, state, municipal, political subdivisions and foreign government securities, short-term investments and US government and agency securities. 4. Other includes investments in company owned life insurance, accrued investment income, policy loans and other net invested assets.

Credit Quality of Net Invested Assets - ABS and CLOs (Management view) Unaudited (in millions, except percentages)

	December 31, 2025		June 30, 2026			December 31, 2025		June 30, 2026
	Invested Asset Value[1]	Percentage of Total	Invested Asset Value[1]	Percentage of Total		Invested Asset Value[1]	Percentage of Total	Invested Asset Value[1]	Percentage of Total
CREDIT QUALITY OF ABS – NAIC DESIGNATION					CREDIT QUALITY OF ABS – NRSRO DESIGNATION
1 A-G	$22,882	59.6%	$26,741	60.6%	AAA/AA/A	$22,696	59.1%	$25,967	58.8%
2 A-C	14,603	38.0%	16,490	37.3%	BBB	14,789	38.5%	17,198	38.9%
Non-designated	—	—%	34	0.1%	Non-rated[2]	—	—%	—	—%
Total investment grade	37,485	97.6%	43,265	98.0%	Total investment grade	37,485	97.6%	43,165	97.7%
3 A-C	442	1.2%	512	1.2%	BB	447	1.2%	583	1.3%
4 A-C	41	0.1%	34	0.1%	B	36	0.1%	30	0.1%
5 A-C	124	0.3%	66	0.1%	CCC	72	0.2%	44	0.1%
6	210	0.5%	203	0.4%	CC and lower	204	0.5%	203	0.5%
Non-designated	115	0.3%	75	0.2%	Non-rated[2]	173	0.4%	130	0.3%
Total below investment grade	932	2.4%	890	2.0%	Total below investment grade	932	2.4%	990	2.3%
ABS net invested assets	$38,417	100.0%	$44,155	100.0%	ABS net invested assets	$38,417	100.0%	$44,155	100.0%

CREDIT QUALITY OF CLOs – NAIC DESIGNATION					CREDIT QUALITY OF CLOs – NRSRO DESIGNATION
1 A-G	$17,138	67.5%	$14,921	68.1%	AAA/AA/A	$17,152	67.5%	$14,957	68.3%
2 A-C	8,210	32.3%	6,931	31.7%	BBB	8,196	32.3%	6,895	31.5%
Non-designated	—	—%	—	—%	Non-rated[2]	—	—%	—	—%
Total investment grade	25,348	99.8%	21,852	99.8%	Total investment grade	25,348	99.8%	21,852	99.8%
3 A-C	53	0.2%	45	0.2%	BB	53	0.2%	45	0.2%
4 A-C	—	—%	—	—%	B	—	—%	—	—%
5 A-C	—	—%	—	—%	CCC	—	—%	—	—%
6	—	—%	—	—%	CC and lower	—	—%	—	—%
Non-designated	—	—%	—	—%	Non-rated[2]	—	—%	—	—%
Total below investment grade	53	0.2%	45	0.2%	Total below investment grade	53	0.2%	45	0.2%
CLO net invested assets	$25,401	100.0%	$21,897	100.0%	CLO net invested assets	$25,401	100.0%	$21,897	100.0%

1. Please refer to the Notes to the Financial Supplement section for discussion on net invested assets and the Non-GAAP Measure Reconciliations section for the reconciliation of total investments, including related parties, to net invested assets. 2. Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security’s respective NAIC designation. With respect to modeled LBaSS, the NAIC designation methodology differs in significant respects from the NRSRO ratings methodology.

Credit Quality of Net Invested Assets - RMBS and CMBS (Management view) Unaudited (in millions, except percentages)

	December 31, 2025		June 30, 2026			December 31, 2025		June 30, 2026
	Invested Asset Value[1]	Percentage of Total	Invested Asset Value[1]	Percentage of Total		Invested Asset Value[1]	Percentage of Total	Invested Asset Value[1]	Percentage of Total
CREDIT QUALITY OF RMBS – NAIC DESIGNATION					CREDIT QUALITY OF RMBS – NRSRO DESIGNATION
1 A-G	$6,437	84.8%	$6,088	86.3%	AAA/AA/A	$3,062	40.3%	$2,883	40.9%
2 A-C	492	6.5%	452	6.4%	BBB	828	10.9%	747	10.6%
Non-designated	—	—%	—	—%	Non-rated[2]	1,519	20.0%	1,468	20.8%
Total investment grade	6,929	91.3%	6,540	92.7%	Total investment grade	5,409	71.2%	5,098	72.3%
3 A-C	244	3.2%	213	3.0%	BB	37	0.5%	34	0.5%
4 A-C	104	1.4%	88	1.2%	B	82	1.1%	77	1.1%
5 A-C	247	3.2%	153	2.2%	CCC	1,343	17.7%	1,217	17.2%
6	59	0.8%	55	0.8%	CC and lower	363	4.8%	352	5.0%
Non-designated	9	0.1%	7	0.1%	Non-rated[2]	358	4.7%	278	3.9%
Total below investment grade	663	8.7%	516	7.3%	Total below investment grade	2,183	28.8%	1,958	27.7%
RMBS net invested assets	$7,592	100.0%	$7,056	100.0%	RMBS net invested assets	$7,592	100.0%	$7,056	100.0%

CREDIT QUALITY OF CMBS – NAIC DESIGNATION					CREDIT QUALITY OF CMBS – NRSRO DESIGNATION
1 A-G	$8,139	82.4%	$7,866	83.5%	AAA/AA/A	$7,358	74.5%	$7,165	76.1%
2 A-C	1,090	11.0%	1,022	10.9%	BBB	1,266	12.8%	1,177	12.5%
Non-designated	—	—%	—	—%	Non-rated[2]	274	2.8%	271	2.9%
Total investment grade	9,229	93.4%	8,888	94.4%	Total investment grade	8,898	90.1%	8,613	91.5%
3 A-C	353	3.6%	335	3.6%	BB	365	3.7%	264	2.8%
4 A-C	119	1.2%	104	1.1%	B	216	2.2%	246	2.6%
5 A-C	66	0.7%	40	0.4%	CCC	244	2.5%	103	1.1%
6	110	1.1%	47	0.5%	CC and lower	154	1.5%	188	2.0%
Non-designated	—	—%	—	—%	Non-rated[2]	—	—%	—	—%
Total below investment grade	648	6.6%	526	5.6%	Total below investment grade	979	9.9%	801	8.5%
CMBS net invested assets	$9,877	100.0%	$9,414	100.0%	CMBS net invested assets	$9,877	100.0%	$9,414	100.0%

1. Please refer to the Notes to the Financial Supplement section for discussion on net invested assets and the Non-GAAP Measure Reconciliations section for the reconciliation of total investments, including related parties, to net invested assets. 2. Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security’s respective NAIC designation. With respect to modeled LBaSS, the NAIC designation methodology differs in significant respects from the NRSRO ratings methodology.

Net Reserve Liabilities & Rollforwards Unaudited (in millions, except percentages)

	December 31, 2025		June 30, 2026
	Dollars	Percentage of Total	Dollars	Percentage of Total
NET RESERVE LIABILITIES
Indexed annuities	$87,322	32.2%	$89,983	30.7%
Fixed rate annuities	77,774	28.7%	89,801	30.6%
Total deferred annuities	165,096	60.9%	179,784	61.3%
Pension group annuities	25,088	9.2%	23,953	8.2%
Payout annuities	5,066	1.9%	5,597	1.9%
Funding agreements[1]	71,433	26.3%	78,967	26.9%
Life and other	4,550	1.7%	4,997	1.7%
Total net reserve liabilities	$271,233	100.0%	$293,298	100.0%

	Quarterly Trends					Δ		Year-to-Date		Δ
	2Q’25	3Q’25	4Q’25	1Q’26	2Q’26	Q/Q	Y/Y	2025	2026	Y/Y
NET RESERVE LIABILITY ROLLFORWARD
Net reserve liabilities – beginning	$241,666	$254,572	$266,451	$271,233	$279,189	3%	16%	$225,926	$271,233	20%
Gross inflows[2]	21,533	23,379	13,318	19,869	22,135	11%	3%	47,363	42,004	(11)%
Acquisition and block reinsurance[3]	—	—	1,340	—	—	NM	NM	—	—	NM
Inflows attributable to ACRA noncontrolling interests	(5,091)	(5,167)	(3,723)	(3,470)	(4,419)	27%	(13)%	(10,102)	(7,889)	(22)%
Inflows ceded to third-party reinsurers	(367)	(517)	(370)	(337)	(572)	70%	56%	(863)	(909)	5%
Net inflows	16,075	17,695	10,565	16,062	17,144	7%	7%	36,398	33,206	(9)%
Net withdrawals	(5,813)	(9,181)	(7,714)	(8,612)	(7,608)	(12)%	31%	(12,830)	(16,220)	26%
Other reserve changes	2,644	3,365	1,931	506	4,573	NM	73%	5,078	5,079	—%
Net reserve liabilities – ending	$254,572	$266,451	$271,233	$279,189	$293,298	5%	15%	$254,572	$293,298	15%

ACRA NONCONTROLLING INTERESTS RESERVE LIABILITY ROLLFORWARD
Reserve liabilities – beginning	$76,842	$81,809	$86,826	$89,725	$91,318	2%	19%	$72,164	$89,725	24%
Inflows	5,091	5,167	3,723	3,470	4,419	27%	(13)%	10,102	7,889	(22)%
Withdrawals	(1,417)	(1,457)	(1,554)	(2,156)	(2,533)	17%	79%	(2,792)	(4,689)	68%
Other reserve changes	1,293	1,307	730	279	1,332	NM	3%	2,335	1,611	(31)%
Reserve liabilities – ending	$81,809	$86,826	$89,725	$91,318	$94,536	4%	16%	$81,809	$94,536	16%

Note: Please refer to the Notes to the Financial Supplement section for discussion on net reserve liabilities and the Non-GAAP Measure Reconciliations section for the reconciliation of total liabilities to net reserve liabilities. Net reserve liabilities include our economic ownership of ACRA reserve liabilities but do not include the reserve liabilities associated with the noncontrolling interests. 1. Funding agreements represent funding agreements issued under our FABN program, secured and other funding agreements, which include our FABR program and direct funding agreements, funding agreements issued to the FHLB and long-term repurchase agreements. 2. Gross inflows equal inflows from our retail, flow reinsurance, institutional and other spread product channels, as well as inflows for life and products other than deferred annuities or our institutional products, renewal inflows, annuitizations and foreign currency translation adjustments, where applicable. Gross inflows include all inflows sourced by Athene, including all of the inflows reinsured to ACRA and third-party reinsurers. 3. Acquisition and block reinsurance transactions include the reserve liabilities acquired in our inorganic channel at inception. On October 1, 2025, we entered into an agreement with a Japanese counterparty to reinsure a small block of whole life insurance policies on a coinsurance basis. In conjunction with the transaction, we entered into an agreement with a leading mortality reinsurer to retrocede the mortality risk related to this block of business.

Deferred Annuity Liability Characteristics Unaudited (in millions, except percentages)

	Base surrender charge	Percentage of total	Surrender charge (net of MVA)	Percentage of total
SURRENDER CHARGE PERCENTAGES ON DEFERRED ANNUITIES NET ACCOUNT VALUE
No Surrender Charge	$23,225	13.6%	$23,225	13.6%
0.0% < 2.0%	8,072	4.7%	2,539	1.5%
2.0% < 4.0%	6,162	3.6%	4,510	2.6%
4.0% < 6.0%	21,378	12.5%	22,364	13.1%
6.0% or greater	112,000	65.6%	118,199	69.2%
	$170,837	100.0%	$170,837	100.0%

		Base surrender charge	MVA charge (benefit)	Surrender charge (net of MVA)
Aggregate surrender charge protection		6.0%	1.2%	7.2%

	Deferred annuities	Percentage of total	Average base surrender charge
YEARS OF SURRENDER CHARGE REMAINING ON DEFERRED ANNUITIES NET ACCOUNT VALUE
No Surrender Charge	$23,225	13.6%	—%
Less than 2	37,551	22.0%	5.5%
2 to less than 4	49,439	28.9%	6.4%
4 to less than 6	30,025	17.6%	7.7%
6 to less than 8	15,732	9.2%	7.6%
8 to less than 10	12,582	7.4%	9.6%
10 or greater	2,283	1.3%	13.6%
	$170,837	100.0%

Defined Terms
•AAA - Apollo Aligned Alternatives Aggregator, L.P.
•AAA Lux - Apollo Aligned Alternatives Lux Aggregator, L.P.
•ABS - Asset-backed securities
•ACRA - Athene Co-Invest Reinsurance Affiliate Holding Ltd. (together with its subsidiaries, ACRA 1) and Athene Co-Invest Reinsurance Affiliate Holding 2 Ltd. (together with its subsidiaries, ACRA 2)
•ADIP - Apollo/Athene Dedicated Investment Program (ADIP I) and Apollo/Athene Dedicated Investment Program II (ADIP II)
•AFS - Available-for-sale
•AHL - Athene Holding Ltd.
•Bermuda CIT - Bermuda Corporate Income Tax Act 2023
•CLO - Collateralized loan obligation
•CMBS - Commercial mortgage-backed securities
•CML - Commercial mortgage loan
•FABN - Funding agreement backed notes
•FABR - Funding agreement backed repurchase agreement
•FHLB - Federal Home Loan Bank
•LBaSS - Loan-backed and structured securities
•MVA - Market value adjustment
•NAIC - National Association of Insurance Commissioners
•NRSRO - Nationally Recognized Statistical Rating Organization
•RMBS - Residential mortgage-backed securities
•RML - Residential mortgage loan
•ROA - Return on assets
•VIE - Variable interest entity
•VOE - Voting interest entity

Notes to the Financial Supplement
KEY OPERATING AND NON-GAAP MEASURES
In addition to our results presented in accordance with US GAAP, we present certain financial information that includes non-GAAP measures. Management believes the use of these non-GAAP measures, together with the relevant US GAAP measures, provides information that may enhance an investor’s understanding of our results of operations and the underlying profitability drivers of our business. The majority of these non-GAAP measures are intended to remove from the results of operations the impact of market volatility (other than with respect to alternative investments), which consists of investment gains (losses), net of offsets, and non-operating change in insurance liabilities and related derivatives, both defined below, as well as integration, restructuring, stock compensation and certain other items which are not part of our underlying profitability drivers, as such items fluctuate from period to period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results in accordance with US GAAP and should not be viewed as a substitute for the corresponding US GAAP measures.

SPREAD RELATED EARNINGS AND NET SPREAD
Spread related earnings is a pre-tax non-GAAP measure used to evaluate our financial performance including the impact of any reinsurance transactions and excluding market volatility and expenses related to integration, restructuring and stock compensation as well as other one-time items. Our spread related earnings equals net income (loss) available to Athene Holding Ltd. common stockholder adjusted to eliminate the impact of the following:
•Investment Gains (Losses), Net of Offsets—Consists of the realized gains and losses on the sale of AFS securities and mortgage loans, the change in fair value of reinsurance assets, unrealized gains and losses, changes in the provision for credit losses and other investment gains and losses. Unrealized, allowances and other investment gains and losses primarily includes the fair value adjustments of trading securities and mortgage loans, other investments held under the fair value option, derivative gains and losses not hedging annuity index credits, foreign exchange impacts and the change in provision for credit losses recognized in operations net of the change in AmerUs Closed Block fair value reserve related to the corresponding change in fair value of investments. Investment gains and losses are net of offsets related to the MVAs associated with surrenders or terminations of contracts.
•Non-operating Change in Insurance Liabilities and Related Derivatives
•Change in Fair Values of Derivatives and Embedded Derivatives – Indexed Annuities—Consists of impacts related to the fair value accounting for derivatives hedging the index credits on indexed annuities and the related embedded derivative liability fluctuations from period to period. The index reserve is measured at fair value for the current period and all periods beyond the current policyholder index term. However, the indexed annuity hedging derivatives are purchased to hedge only the current index period. Upon policyholder renewal at the end of the index period, new indexed annuity hedging derivatives are purchased to align with the new term. The difference in duration between the indexed annuity hedging derivatives and the index credit reserves creates a timing difference in earnings. This timing difference of the indexed annuity hedging derivatives and index credit reserves is included as a non-operating adjustment. We primarily hedge with options that align with the index terms of our indexed annuity products (typically 1–2 years). On an economic basis, we believe this is suitable because policyholder accounts are credited with index performance at the end of each index term. However, because the term of an embedded derivative in an indexed annuity contract is longer-dated, there is a duration mismatch that may lead to mismatches for accounting purposes.
•Non-operating Change in Funding Agreements—Consists of timing differences caused by changes to interest rates on variable funding agreements and funding agreement backed notes and the associated reserve accretion patterns of those contracts. Further included are adjustments for gains associated with our early repurchases of funding agreements, when applicable.
•Change in Fair Value of Market Risk Benefits—Consists primarily of volatility in capital market inputs used in the measurement at fair value of our market risk benefits, including certain impacts from changes in interest rates, equity returns and implied equity volatilities.
•Non-operating Change in Liability for Future Policy Benefits—Consists of the non-economic loss incurred at issuance for certain pension group annuities and other payout annuities with life contingencies when valuation interest rates prescribed by US GAAP are lower than the net investment earned rates, adjusted for profit, assumed in pricing. For such contracts with non-economic US GAAP losses, the SRE reserve accretes interest using an imputed discount rate that produces zero gain or loss at issuance.
•Integration, Restructuring and Other Non-operating Items—Consists of restructuring and integration expenses related to acquisitions and block reinsurance costs, as well as certain other items, which are not predictable or related to our underlying profitability drivers.
•Stock Compensation Expense—Consists of stock compensation expenses associated with our share incentive plans, including long-term incentive expenses, which are not related to our underlying profitability drivers and fluctuate from time to time due to the structure of our plans.
•Income Tax Expense (Benefit)—Consists of the income tax effect of all income statement adjustments and is computed by applying the appropriate jurisdiction’s tax rate to all adjustments subject to income tax.
We consider these adjustments to be meaningful adjustments to net income (loss) available to Athene Holding Ltd. common stockholder for the reasons discussed in greater detail above. Accordingly, we believe using a measure that excludes the impact of these items is useful in analyzing our business performance and the trends in our results of operations. Together with net income (loss) available to Athene Holding Ltd. common stockholder, we believe spread related earnings provides a meaningful financial metric that helps investors understand our underlying results and profitability. Spread related earnings should not be used as a substitute for net income (loss) available to Athene Holding Ltd. common stockholder.

Net spread is a non-GAAP measure used to evaluate our financial performance and profitability. Net spread is computed using our spread related earnings divided by average net invested assets for the relevant period. To enhance the ability to analyze this measure across periods, interim periods are annualized. While we believe this metric is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for ROA presented under US GAAP.

SRE, EXCLUDING NOTABLE ITEMS AND NET SPREAD, EXCLUDING NOTABLE ITEMS
Spread related earnings, excluding notable items and net spread, excluding notable items represent SRE and net spread with an adjustment to exclude notable items. Notable items include unusual variability such as actuarial experience, assumption updates and other insurance adjustments. We use these measures to assess the long-term performance of the business against projected earnings, by excluding items that are expected to be infrequent or not indicative of the ongoing operations of the business. We view these non-GAAP measures as additional measures that provide insight to management and investors on the historical, period-to-period comparability of our key non-GAAP operating measures.

Notes to the Financial Supplement, continued
NET INVESTMENT SPREAD
Net investment spread is a key measure of profitability used in analyzing the trends of our core business operations. Net investment spread measures our investment performance plus our strategic capital management fees, less our total cost of funds. Net investment earned rate is a key measure of our investment performance while cost of funds is a key measure of the cost of our policyholder and institutional liability obligations. Strategic capital management fees consist of management fees received by us for business managed for others.
•Net investment earned rate is a non-GAAP measure we use to evaluate the performance of our net invested assets. Net investment earned rate is computed as the income from our net invested assets divided by the average net invested assets, for the relevant period. To enhance the ability to analyze these measures across periods, interim periods are annualized. The primary adjustments to net investment income to arrive at our net investment earnings are (a) net VIE impacts (revenues, expenses and noncontrolling interests), (b) the change in fair value of reinsurance assets, (c) amortization of premium/discount on held-for-trading securities, (d) forward points gains and losses on foreign exchange derivative hedges, (e) an adjustment to the change in net asset value of our ADIP investments to recognize our proportionate share of spread related earnings based on our ownership in the investment funds and (f) the removal of the proportionate share of the ACRA net investment income associated with the noncontrolling interests. We include the income and assets supporting our change in fair value of reinsurance assets by evaluating the underlying investments of the funds withheld at interest receivables and we include the net investment income from those underlying investments which does not correspond to the US GAAP presentation of change in fair value of reinsurance assets. We exclude the income and assets on business related to ceded reinsurance transactions. We believe the adjustments for reinsurance provide a net investment earned rate on the assets for which we have economic exposure. We believe a measure like net investment earned rate is useful in analyzing the trends of our core business operations, profitability and pricing discipline. While we believe net investment earned rate is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for net investment income presented under US GAAP.
•Cost of funds includes liability costs related to cost of crediting on deferred annuities and institutional products, as well as other liability costs, but does not include the proportionate share of the ACRA cost of funds associated with the noncontrolling interests. Cost of crediting on deferred annuities is the interest credited to the policyholders on our fixed strategies, as well as the option costs on the indexed annuity strategies. With respect to indexed annuities, the cost of providing index credits includes the expenses incurred to fund the annual index credits, and where applicable, minimum guaranteed interest credited. Cost of crediting on institutional products represents (1) pension group annuity costs, including interest credited, benefit payments and other reserve changes, net of premiums received when issued, (2) funding agreement costs, including interest expense and other reserve changes and (3) guaranteed investment contract costs, including interest expense. Additionally, cost of crediting includes forward points gains and losses on foreign exchange derivative hedges. Other liability costs include DAC, DSI and VOBA amortization, certain market risk benefit costs, the cost of liabilities on products other than deferred annuities and institutional products, premiums, product charges, excluding market value adjustments, and certain other revenues. We include the costs related to business added through assumed reinsurance transactions and exclude the costs on business related to ceded reinsurance transactions. Cost of funds is computed as the total liability costs divided by the average net invested assets for the relevant period. To enhance the ability to analyze these measures across periods, interim periods are annualized. We believe a measure like cost of funds is useful in analyzing the trends of our core business operations, profitability and pricing discipline. While we believe cost of funds is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for total benefits and expenses presented under US GAAP.

NET INVESTMENT SPREAD, EXCLUDING NOTABLE ITEMS
Net investment spread, excluding notable items represents net investment spread with an adjustment to exclude notable items. Notable items include unusual variability such as actuarial experience, assumption updates and other insurance adjustments. We use this measure to assess the long-term performance of the business against projected earnings, by excluding items that are expected to be infrequent or not indicative of the ongoing operations of the business. We view this non-GAAP measure as an additional measure that provides insight to management and investors on the historical, period-to-period comparability of our key non-GAAP operating measures.

OTHER OPERATING EXPENSES
Other operating expenses excludes interest expense, policy acquisition expenses, net of deferrals, integration, restructuring and other non-operating items, stock compensation and long-term incentive plan expenses and the proportionate share of the ACRA operating expenses associated with the noncontrolling interests. We believe a measure like other operating expenses is useful in analyzing the trends of our core business operations and profitability. While we believe other operating expenses is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for policy and other operating expenses presented under US GAAP.

ADJUSTED LEVERAGE RATIO
Adjusted leverage ratio is a non-GAAP measure used to evaluate our capital structure excluding the impacts of AOCI and the cumulative changes in fair value of funds withheld and modco reinsurance assets, as well as mortgage loan assets, net of tax. Adjusted leverage ratio is calculated as total debt at notional value adjusted to exclude 50 percent of the notional value of subordinated debt as an equity credit plus 50 percent of the notional value of our preferred stock divided by adjusted capitalization. Adjusted capitalization includes our adjusted Athene Holding Ltd. common stockholder’s equity and the notional value of our total debt and preferred stock. Adjusted Athene Holding Ltd. common stockholder’s equity is calculated as the ending Athene Holding Ltd. stockholders’ equity excluding AOCI, the cumulative changes in fair value of funds withheld and modco reinsurance assets and mortgage loan assets, as well as preferred stock. These adjustments fluctuate period-to-period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our AFS securities, reinsurance assets and mortgage loans. Except with respect to reinvestment activity relating to acquired blocks of business, we typically buy and hold investments to maturity throughout the duration of market fluctuations, therefore, the period-over-period impacts in unrealized gains and losses are not necessarily indicative of current operating fundamentals or future performance. Adjusted leverage ratio should not be used as a substitute for the leverage ratio. However, we believe the adjustments to stockholders’ equity and debt are significant to gaining an understanding of our capitalization, debt and preferred stock utilization and overall leverage capacity, because they provide insight into how rating agencies measure our capitalization, which is a consideration in how we manage our leverage capacity.

Notes to the Financial Supplement, continued
NET INVESTED ASSETS
In managing our business, we analyze net invested assets, which does not correspond to total investments, including investments in related parties, as disclosed in our condensed consolidated financial statements and notes thereto. Net invested assets represent the investments that directly back our net reserve liabilities, as well as surplus assets. Net invested assets is used in the computation of net investment earned rate, which allows us to analyze the profitability of our investment portfolio. Net invested assets include (a) total investments on the condensed consolidated balance sheets, with AFS securities, trading securities and mortgage loans at cost or amortized cost, excluding derivatives, (b) cash and cash equivalents and restricted cash, (c) investments in related parties, (d) accrued investment income, (e) VIE and VOE assets, liabilities and noncontrolling interest adjustments, (f) net investment payables and receivables, (g) policy loans ceded (which offset the direct policy loans in total investments) and (h) an adjustment for the allowance for credit losses. Net invested assets exclude the derivative collateral offsetting the related cash positions. We include the underlying investments supporting our assumed funds withheld and modco agreements and exclude the underlying investments related to ceded reinsurance transactions in our net invested assets calculation to match the assets with the income received. We believe the adjustments for reinsurance provide a view of the assets for which we have economic exposure. Net invested assets include our proportionate share of ACRA investments, based on our economic ownership, but do not include the proportionate share of investments associated with the noncontrolling interests. Our net invested assets are averaged over the number of quarters in the relevant period to compute our net investment earned rate for such period. While we believe net invested assets is a meaningful financial metric and enhances our understanding of the underlying drivers of our investment portfolio, it should not be used as a substitute for total investments, including related parties, presented under US GAAP.

NET RESERVE LIABILITIES
In managing our business, we also analyze net reserve liabilities, which does not correspond to total liabilities as disclosed in our condensed consolidated financial statements and notes thereto. Net reserve liabilities represent our policyholder and institutional liability obligations net of reinsurance and are used to analyze the costs of our liabilities. Net reserve liabilities include (a) interest sensitive contract liabilities, (b) future policy benefits, (c) net market risk benefits, (d) long-term repurchase obligations, (e) dividends payable to policyholders and (f) other policy claims and benefits, offset by reinsurance recoverable, excluding policy loans ceded. Net reserve liabilities include our proportionate share of ACRA reserve liabilities, based on our economic ownership, but do not include the proportionate share of reserve liabilities associated with the noncontrolling interests. Net reserve liabilities are net of the ceded liabilities to third-party reinsurers as the costs of the liabilities are passed to such reinsurers and, therefore, we have no net economic exposure to such liabilities, assuming our reinsurance counterparties perform under our agreements. For such transactions, US GAAP requires the ceded liabilities and related reinsurance recoverables to continue to be recorded in our condensed consolidated financial statements despite the transfer of economic risk to the counterparty in connection with the reinsurance transaction. We include the underlying liabilities assumed through modco reinsurance agreements in our net reserve liabilities calculation to match the liabilities with the expenses incurred. While we believe net reserve liabilities is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for total liabilities presented under US GAAP.

SALES
Sales statistics do not correspond to revenues under US GAAP but are used as relevant measures to understand our business performance as it relates to inflows generated during a specific period of time. Our sales statistics include inflows for deferred and indexed annuities and align with the LIMRA definition of all money paid into an individual annuity, including money paid into new contracts with initial purchase occurring in the specified period and existing contracts with initial purchase occurring prior to the specified period (including internal transfers). We believe sales is a meaningful metric that enhances our understanding of our business performance and is not the same as premiums presented in our condensed consolidated statements of income (loss).

Non-GAAP Reconciliations Unaudited (in millions, except percentages)

	Quarterly Trends
	2Q’25	3Q’25	4Q’25	1Q’26	2Q’26
RECONCILIATION OF TOTAL ATHENE HOLDING LTD. STOCKHOLDERS’ EQUITY TO TOTAL ADJUSTED ATHENE HOLDING LTD. COMMON STOCKHOLDER’S EQUITY
Total Athene Holding Ltd. stockholders’ equity	$18,148	$20,411	$20,492	$17,848	$18,556
Less: Preferred stock	2,470	2,470	2,470	2,470	2,470
Total Athene Holding Ltd. common stockholder’s equity	15,678	17,941	18,022	15,378	16,086
Less: Accumulated other comprehensive loss	(3,688)	(2,486)	(2,641)	(3,120)	(3,213)
Less: Accumulated change in fair value of reinsurance assets	(1,385)	(1,272)	(1,171)	(1,183)	(1,106)
Less: Accumulated change in fair value of mortgage loan assets	(1,461)	(1,225)	(1,009)	(1,274)	(1,495)
Total adjusted Athene Holding Ltd. common stockholder’s equity[1]	$22,212	$22,924	$22,843	$20,955	$21,900

RECONCILIATION OF LEVERAGE RATIO TO ADJUSTED LEVERAGE RATIO
Total debt	$7,864	$7,856	$7,848	$7,840	$7,832
Add: 50% of preferred stock	1,235	1,235	1,235	1,235	1,235
Less: 50% of subordinated debt	888	888	888	888	888
Less: Adjustment to arrive at notional	183	175	167	159	151
Adjusted leverage	$8,028	$8,028	$8,028	$8,028	$8,028

Total debt	$7,864	$7,856	$7,848	$7,840	$7,832
Total Athene Holding Ltd. stockholders’ equity	18,148	20,411	20,492	17,848	18,556
Total capitalization	26,012	28,267	28,340	25,688	26,388
Less: Accumulated other comprehensive loss	(3,688)	(2,486)	(2,641)	(3,120)	(3,213)
Less: Accumulated change in fair value of reinsurance assets	(1,385)	(1,272)	(1,171)	(1,183)	(1,106)
Less: Accumulated change in fair value of mortgage loan assets	(1,461)	(1,225)	(1,009)	(1,274)	(1,495)
Less: Adjustment to arrive at notional	276	268	260	252	244
Total adjusted capitalization	$32,270	$32,982	$32,901	$31,013	$31,958

Leverage ratio	39.7%	36.5%	36.4%	40.1%	39.0%
Accumulated other comprehensive loss	(4.4)%	(2.7)%	(2.9)%	(3.9)%	(3.9)%
Accumulated change in fair value of reinsurance assets	(1.7)%	(1.4)%	(1.3)%	(1.5)%	(1.3)%
Accumulated change in fair value of mortgage loan assets	(1.7)%	(1.3)%	(1.1)%	(1.6)%	(1.8)%
Adjustment to exclude 50% of preferred stock	(3.8)%	(3.8)%	(3.7)%	(4.0)%	(3.8)%
Adjustment to exclude 50% of subordinated debt	(2.8)%	(2.7)%	(2.7)%	(2.9)%	(2.8)%
Adjustment to arrive at notional	(0.4)%	(0.3)%	(0.3)%	(0.3)%	(0.3)%
Adjusted leverage ratio[1]	24.9%	24.3%	24.4%	25.9%	25.1%

1. The decrease in adjusted Athene Holding Ltd. common stockholder’s equity and resulting increase in adjusted leverage ratio in 1Q’26 was primarily driven by a one-time tax expense of $1.7 billion due to the revocation of ACRA’s election to be subject to Bermuda CIT as a result of updated guidance issued during the quarter, which led to the recognition of a full valuation allowance against the remaining Bermuda deferred tax assets established in 4Q’23 when Bermuda CIT was enacted.

Non-GAAP Reconciliations, continued Unaudited (in millions, except percentages)

	Quarterly Trends					Year-to-Date
	2Q’25	3Q’25	4Q’25	1Q’26	2Q’26	2025	2026
RECONCILIATION OF NET INCOME (LOSS) AVAILABLE TO ATHENE HOLDING LTD. COMMON STOCKHOLDER TO SPREAD RELATED EARNINGS, EXCLUDING NOTABLE ITEMS
Net income (loss) available to Athene Holding Ltd. common stockholder	$503	$1,223	$488	$(1,973)	$953	$923	$(1,020)
Less: Preferred stock redemption	84	—	—	—	—	84	—
Add: Preferred stock dividends	45	36	35	35	36	90	71
Add: Net income attributable to noncontrolling interests	222	619	375	456	698	516	1,154
Net income (loss)	686	1,878	898	(1,482)	1,687	1,445	205
Income tax expense (benefit)	(34)	266	479	1,673	217	141	1,890
Income before income taxes	652	2,144	1,377	191	1,904	1,586	2,095
Less: Total adjustments to income before income taxes	(168)	1,272	512	(528)	1,027	(38)	499
Spread related earnings	820	872	865	719	877	1,624	1,596
Notable items	—	(25)	—	—	—	22	—
Spread related earnings, excluding notable items	$820	$847	$865	$719	$877	$1,646	$1,596

RECONCILIATION OF NET INVESTMENT INCOME TO NET INVESTMENT EARNINGS
US GAAP net investment income	$4,429	$4,672	$4,755	$4,769	$4,988	$8,420	$9,757
Change in fair value of reinsurance assets	(65)	(75)	(80)	(94)	(106)	(128)	(200)
VIE earnings and noncontrolling interests	382	412	402	285	436	816	721
Forward points adjustment on foreign exchange derivative hedges	26	33	30	28	19	50	47
Held-for-trading amortization	(40)	(66)	(56)	(57)	(46)	(69)	(103)
Reinsurance impacts	(39)	(44)	(34)	(27)	(30)	(79)	(57)
ACRA noncontrolling interests	(1,159)	(1,250)	(1,258)	(1,249)	(1,311)	(2,233)	(2,560)
Other	(35)	64	90	106	84	(47)	190
Total adjustments to arrive at net investment earnings	(930)	(926)	(906)	(1,008)	(954)	(1,690)	(1,962)
Total net investment earnings	$3,499	$3,746	$3,849	$3,761	$4,034	$6,730	$7,795

RECONCILIATION OF NET INVESTMENT INCOME RATE TO NET INVESTMENT EARNED RATE
US GAAP net investment income rate	6.59%	6.66%	6.57%	6.44%	6.50%	6.43%	6.46%
Change in fair value of reinsurance assets	(0.10)%	(0.11)%	(0.11)%	(0.13)%	(0.14)%	(0.10)%	(0.13)%
VIE earnings and noncontrolling interests	0.57%	0.59%	0.56%	0.39%	0.57%	0.62%	0.48%
Forward points adjustment on foreign exchange derivative hedges	0.04%	0.05%	0.04%	0.04%	0.02%	0.04%	0.03%
Held-for-trading amortization	(0.06)%	(0.10)%	(0.08)%	(0.08)%	(0.06)%	(0.05)%	(0.07)%
Reinsurance impacts	(0.06)%	(0.06)%	(0.05)%	(0.04)%	(0.04)%	(0.06)%	(0.04)%
ACRA noncontrolling interests	(1.72)%	(1.78)%	(1.74)%	(1.68)%	(1.71)%	(1.70)%	(1.69)%
Other	(0.05)%	0.09%	0.13%	0.14%	0.11%	(0.04)%	0.12%
Total adjustments to arrive at net investment earned rate	(1.38)%	(1.32)%	(1.25)%	(1.36)%	(1.25)%	(1.29)%	(1.30)%
Net investment earned rate	5.21%	5.34%	5.32%	5.08%	5.25%	5.14%	5.16%

Average net invested assets	$268,703	$280,607	$289,295	$296,352	$307,190	$262,017	$302,265

Non-GAAP Reconciliations, continued Unaudited (in millions, except percentages)

	Quarterly Trends					Year-to-Date
	2Q’25	3Q’25	4Q’25	1Q’26	2Q’26	2025	2026
RECONCILIATION OF BENEFITS AND EXPENSES TO COST OF FUNDS
US GAAP benefits and expenses	$4,707	$5,854	$6,757	$3,477	$7,248	$7,959	$10,725
Premiums	(107)	(117)	(2,277)	(217)	(170)	(234)	(387)
Product charges	(274)	(292)	(306)	(281)	(299)	(539)	(580)
Other revenues	(6)	(6)	(9)	(4)	(4)	(10)	(8)
Indexed annuity option costs	449	469	487	502	523	879	1,025
Reinsurance impacts	(27)	(27)	(27)	(22)	(25)	(57)	(47)
Non-operating change in insurance liabilities and embedded derivatives	(1,045)	(1,685)	(614)	399	(2,594)	(1,092)	(2,195)
Policy and other operating expenses, excluding policy acquisition expenses	(441)	(455)	(496)	(504)	(483)	(881)	(987)
Forward points adjustment on foreign exchange derivative hedges	74	75	77	76	77	126	153
AmerUs Closed Block fair value liability	(6)	(20)	2	11	(4)	(24)	7
ACRA noncontrolling interests	(927)	(1,220)	(933)	(704)	(1,362)	(1,583)	(2,066)
Other	73	85	81	74	35	136	109
Total adjustments to arrive at cost of funds	(2,237)	(3,193)	(4,015)	(670)	(4,306)	(3,279)	(4,976)
Total cost of funds	$2,470	$2,661	$2,742	$2,807	$2,942	$4,680	$5,749

RECONCILIATION OF BENEFITS AND EXPENSES RATE TO COST OF FUNDS RATE
US GAAP benefits and expenses	7.01%	8.34%	9.34%	4.69%	9.44%	6.08%	7.10%
Premiums	(0.16)%	(0.17)%	(3.15)%	(0.29)%	(0.22)%	(0.18)%	(0.26)%
Product charges	(0.41)%	(0.41)%	(0.42)%	(0.38)%	(0.39)%	(0.41)%	(0.38)%
Other revenues	(0.01)%	(0.01)%	(0.01)%	—%	(0.01)%	(0.01)%	(0.01)%
Indexed annuity option costs	0.67%	0.67%	0.67%	0.68%	0.68%	0.67%	0.68%
Reinsurance impacts	(0.04)%	(0.04)%	(0.04)%	(0.03)%	(0.03)%	(0.05)%	(0.03)%
Non-operating change in insurance liabilities and embedded derivatives	(1.56)%	(2.40)%	(0.85)%	0.54%	(3.38)%	(0.83)%	(1.45)%
Policy and other operating expenses, excluding policy acquisition expenses	(0.65)%	(0.65)%	(0.68)%	(0.68)%	(0.63)%	(0.67)%	(0.65)%
Forward points adjustment on foreign exchange derivative hedges	0.11%	0.11%	0.11%	0.10%	0.10%	0.10%	0.10%
AmerUs Closed Block fair value liability	(0.01)%	(0.03)%	—%	0.01%	(0.01)%	(0.02)%	—%
ACRA noncontrolling interests	(1.38)%	(1.74)%	(1.29)%	(0.95)%	(1.77)%	(1.21)%	(1.37)%
Other	0.11%	0.12%	0.11%	0.10%	0.05%	0.10%	0.07%
Total adjustments to arrive at cost of funds	(3.33)%	(4.55)%	(5.55)%	(0.90)%	(5.61)%	(2.51)%	(3.30)%
Total cost of funds	3.68%	3.79%	3.79%	3.79%	3.83%	3.57%	3.80%

Average net invested assets	$268,703	$280,607	$289,295	$296,352	$307,190	$262,017	$302,265

Non-GAAP Reconciliations, continued Unaudited (in millions)

	Quarterly Trends					Year-to-Date
	2Q’25	3Q’25	4Q’25	1Q’26	2Q’26	2025	2026
RECONCILIATION OF POLICY AND OTHER OPERATING EXPENSES TO OTHER OPERATING EXPENSES
US GAAP policy and other operating expenses	$571	$591	$627	$651	$614	$1,136	$1,265
Interest expense	(178)	(196)	(228)	(224)	(216)	(345)	(440)
Policy acquisition expenses, net of deferrals	(130)	(136)	(131)	(147)	(131)	(255)	(278)
Integration, restructuring and other non-operating items	(31)	(37)	(23)	(33)	(41)	(61)	(74)
Stock compensation expenses	(11)	(13)	(14)	(10)	(12)	(22)	(22)
ACRA noncontrolling interests	(97)	(84)	(90)	(104)	(94)	(197)	(198)
Other	(15)	(17)	(22)	(15)	(9)	(31)	(24)
Total adjustments to arrive at other operating expenses	(462)	(483)	(508)	(533)	(503)	(911)	(1,036)
Other operating expenses	$109	$108	$119	$118	$111	$225	$229

				December 31, 2025		June 30, 2026
RECONCILIATION OF INVESTMENT FUNDS, INCLUDING RELATED PARTIES AND CONSOLIDATED VIES, TO NET ALTERNATIVE INVESTMENTS
Investment funds, including related parties and consolidated VIEs				$26,327		$30,317
Investment funds within funds withheld at interest				859		840
Net assets of VIEs, excluding investment funds				(9,098)		(10,372)
Unrealized (gains) losses				(49)		2
Investment in ADIP				(231)		(225)
Other assets				(169)		(166)
Total adjustments to arrive at gross alternative investments				(8,688)		(9,921)
Gross alternative investments				17,639		20,396
ACRA noncontrolling interests				(3,771)		(4,651)
Net alternative investments				$13,868		$15,745

Non-GAAP Reconciliations, continued Unaudited (in millions)

	Quarterly Trends
	2Q’25	3Q’25	4Q’25	1Q’26	2Q’26
RECONCILIATION OF TOTAL INVESTMENTS, INCLUDING RELATED PARTIES, TO NET INVESTED ASSETS
Total investments, including related parties	$329,976	$346,389	$356,457	$358,127	$377,369
Derivative assets	(6,901)	(8,884)	(9,190)	(8,352)	(11,034)
Cash and cash equivalents (including restricted cash)	12,049	16,950	16,326	19,011	23,540
Accrued investment income	3,176	3,735	3,395	3,601	4,015
Net receivable (payable) for collateral on derivatives	(1,682)	(4,197)	(3,458)	(2,718)	(5,010)
Reinsurance impacts	(5,226)	(5,904)	(6,350)	(6,078)	(6,725)
VIE and VOE assets, liabilities and noncontrolling interests	18,066	18,808	19,023	19,360	19,825
Unrealized (gains) losses	12,202	9,860	10,002	13,230	13,476
Ceded policy loans	(162)	(161)	(160)	(156)	(154)
Net investment receivables (payables)	(49)	(69)	217	120	(2,360)
Allowance for credit losses	774	788	763	748	709
Other investments	(428)	(135)	(52)	(59)	(53)
Total adjustments to arrive at gross invested assets	31,819	30,791	30,516	38,707	36,229
Gross invested assets	361,795	377,180	386,973	396,834	413,598
ACRA noncontrolling interests	(86,755)	(91,006)	(94,559)	(96,544)	(99,508)
Net invested assets	$275,040	$286,174	$292,414	$300,290	$314,090

RECONCILIATION OF TOTAL LIABILITIES TO NET RESERVE LIABILITIES
Total liabilities	$376,105	$396,874	$406,567	$414,104	$438,074
Debt	(7,864)	(7,856)	(7,848)	(7,840)	(7,832)
Derivative liabilities	(4,889)	(4,853)	(5,742)	(5,835)	(6,241)
Payables for collateral on derivatives and short-term securities to repurchase	(4,513)	(6,319)	(7,838)	(5,285)	(7,955)
Other liabilities	(8,008)	(9,619)	(8,888)	(9,404)	(13,099)
Liabilities of consolidated VIEs	(1,760)	(1,700)	(1,712)	(2,131)	(1,401)
Reinsurance impacts	(12,251)	(12,867)	(13,209)	(12,763)	(13,390)
Ceded policy loans	(162)	(161)	(160)	(156)	(154)
Market risk benefit asset	(277)	(222)	(212)	(183)	(168)
Total adjustments to arrive at gross reserve liabilities	(39,724)	(43,597)	(45,609)	(43,597)	(50,240)
Gross reserve liabilities	336,381	353,277	360,958	370,507	387,834
ACRA noncontrolling interests	(81,809)	(86,826)	(89,725)	(91,318)	(94,536)
Net reserve liabilities	$254,572	$266,451	$271,233	$279,189	$293,298